SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 15, 2001

                                 PPL Corporation
                                 ---------------
             (Exact Name of Registrant as Specified in Its Charter)


       Pennsylvania                  1-11459                    23-2758192
       ------------                  -------                    ----------
State or other jurisdiction        (Commission                (IRS Employer
    of Incorporation)              File Number)             Identification No.)


           Two North Ninth Street, Allentown, Pennsylvania 18101-1179
           ----------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's Telephone Number, including Area Code: (610) 774-5151
                                                           --------------


                                PPL Montana, LLC
                                ----------------
             (Exact Name of Registrant as Specified in Its Charter)


        Delaware                    333-50350                  54-1928759
        --------                    ---------                  ----------
State or other jurisdiction        (Commission                (IRS Employer
    of Incorporation)              File Number)             Identification No.)


             303 North Broadway, Suite 400, Billings, Montana 59101
             ------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's Telephone Number, including Area Code: (406) 869-5100
                                                           --------------


                                     (None)
          -----------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.  Other Events
         ------------

     On October 16, 2001, PPL Corporation issued a press release announcing that on October 15, 2001, its energy marketing subsidiary had reached an agreement (the "Agreement") to provide 450 megawatts of electricity supply to The Montana Power Company ("Montana Power") over a five-year period beginning July 1, 2002. PPL Montana, LLC currently supplies Montana Power with electricity under arrangements which are set to expire in June 2002. The Agreement was reached as a result of a bidding process conducted by Montana Power.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

               (c)  Exhibits

                    (99) Press Release, dated October 16, 2001, regarding a new electricity supply agreement with Montana Power.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PPL CORPORATION

                                      By:  /s/ James E. Abel
                                          --------------------------------------
                                          James E. Abel
                                          Vice President - Finance and Treasurer

                                        PPL MONTANA, LLC

                                      By:  /s/ James E. Abel
                                          --------------------------------------
                                          James E. Abel
                                          Treasurer

Dated:   October 23, 2001